UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 2, 2004

Optelecom, Inc.

(Exact Name of Registrant as
Specified in its Charter)

Delaware	52-1010850
(State of Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

12920 Cloverleaf Center Drive, Germantown, MD, 20874
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (301) 444-2200

Item 10.

Attached is Optelecom, Inc.’s (Roadshow) slide presentation Corporate Fact Sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

OPTELECOM, INC.

Date: February 2, 2004	By	/s/ EDMUND LUDWIG
Edmund Ludwig
Director and President and CEO

Date: February 2, 2004	By	/s/ JAMES ARMSTRONG
James Armstrong
Director and Chief Financial Officer